CENTURY REALTY TRUST
                   320 N. Meridian Street - Suite 823
                      Indianapolis, Indiana 46204


March 31, 2003


TO OUR SHAREHOLDERS:

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The annual meeting of shareholders of CENTURY REALTY TRUST, an Indiana business trust, will be held at the Indianapolis
Athletic Club, 5th Floor, 350 N. Meridian Street, Indianapolis,
Indiana, on Wednesday, May 7, 2003, at 10:30 A.M.

     (1)  To elect three trustees; and,

     (2) To act on such other business as may properly come before the meeting and all adjournments thereof.

     The Trustees have fixed the close of business on March 31, 2003, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                           BY ORDER OF THE TRUSTEES,

                                         John W. Adams
                                                        Secretary


     Please fill in, date, sign and mail promptly, the accompanying proxy in the return envelope provided for that purpose, whether or not you plan to attend the meeting.



                            CENTURY REALTY TRUST
                     320 N. Meridian Street - Suite 823
                        Indianapolis, Indiana 46204


                              PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Trustees of Century Realty Trust, an Indiana business trust (the Trust), the principal offices of which are located at 320 N. Meridian Street
- Suite 823, Indianapolis, Indiana 46204. This proxy statement and the enclosed proxy were mailed on March 31, 2003.

     The enclosed proxy is solicited for use at the annual meeting of shareholders to be held May 7, 2003.

     All shares represented by the enclosed proxy will be voted in accordance with the instructions given by the shareholders, but where no instruction is given, the shares will be voted in favor of the action recommended by the Board of Trustees and, in the absence of any recommendation, in accordance with the best judgment of the proxy holders. A shareholder executing and delivering the enclosed proxy may revoke it at any time before it is exercised by execution of another proxy or by attendance in person at the meeting.

     The entire cost of soliciting proxies will be borne by the Trust. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram by trustees and officers of the Trust and their agents.


                               PURPOSE OF MEETING

     The purpose of the meeting is to elect three trustees and to act on such other business as may properly come before the meeting. The Board of Trustees is not aware of any other business which may come before the meeting. However, the enclosed proxy authorizes the proxy holders named therein to vote on all other matters that may properly come before the meeting, and it is the intention of the proxy holders to take such action in connection therewith as shall be in accordance with their best judgment.


                                     VOTING

     The close of business on March 31, 2003, has been fixed as the record date for determining which shareholders are entitled to notice of and to vote at the meeting. As of March 31, 2003, the Trust has 1,767,898 shares of beneficial interest outstanding. In order to constitute a quorum, one-third of the outstanding shares must be represented at the meeting, but, if a quorum should not be present, the meeting may adjourn from time to time.

     Each share is entitled to one vote with respect to every matter submitted to a vote at the meeting, including the election of trustees.


                          SHARE OWNERSHIP INFORMATION

     No person owned of record or beneficially more that 5% of the Trust's outstanding shares of beneficial interest except as set forth in the following table:



Title of            Name of                Amount and Nature of      Percent
Class          Beneficial Owner            Beneficial Ownership       Class
_______________________________________________________________________________
Shares of      John I. Bradshaw, Jr.             96,753(1)              5.4%
Beneficial     320 N. Meridian Street
Interest       Indianapolis, IN


Shares of      Murray R. Wise                    122,650(2)             6.9%
Beneficial     4309 Crayton Road
Interest       Naples, FL 34103


Shares of      David C. Eades                    114,600(3)             6.4%
Beneficial     1701 Broadmoor Drive
Interest       Champaign, IL 61821

Shares of      James M. Wilson Trust             163,192                9.2%
Beneficial     P.O. Box 356
Interest       104 W. Chestnut Street
               Hinsdale, IL 60521

Shares of      Prana Securities                  125,874(4)             7.1%
Beneficial       Adviser, LLC
Interest       333 West 52nd St.
               Suite 600
               New York, NY 10019


(1) John I. Bradshaw, Jr., is sole owner of 94,294 shares and shares voting and investment power with respect to 459 shares owned by his spouse and 2,000 shares owned by a trust for his sister.

(2) Murray R. Wise is sole owner of 98,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 15,767 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership. Total includes 5,000 shares subject to stock options which are currently exercisable until May 2, 2003.

(3) David C. Eades is sole owner of 83,300 shares and shares voting and investment power with respect to 6,000 shares owned by his spouse, 4,000 shares owned by the mother of his spouse, 16,300 shares owned by the Eades Foundation and 5,000 shares owned by the Helen Virginia Eades Trust.

(4) The following persons and entities share voting and investment power with respect to the indicated shares: Prana Securities Adviser, LLC, a New York limited liability company (the "Investment Manager"), is the investment adviser to Prana Securities Fund I, L.P., a Delaware limited partnership (the"Fund"), the record holder of the indicated shares. The general partner of the Fund is Prana Securities Manager, LLC, a Delaware limited liability company (the "General Partner"). Prana Real Estate Securities, LLC, a California limited liability company, is the sole member of the General Partner and the Investment Manager, and a manager of the General Partner. Prana Holding Company, LLC is the sole member of Prana Real Estate Securities, LLC. Kurt C. McCracken is the Chairman and a Manager of Prana Holding Company, LLC. Neil C. McKinnon is the Manager of Prana Real Estate Securities, LLC and the President and a Manager of Prana Holding Company, LLC.


                              ELECTION OF TRUSTEES

     The Trust Indenture provides that the number of Trustees shall be fixed from time to time by a resolution passed by a majority of the Trustees, but shall not be less than five (5) nor more than nine (9). The number of Trustees is presently fixed at seven (7). At the most recent election of trustees, held at the annual meeting of shareholders on May 1, 2002, holders of 85.8% of the then outstanding shares were present at the meeting, in person or by proxy, and participated in the election.

     The Sarbanes-Oxley Act of 2002 requires that Audit Committees consist entirely of independent board members at least one of whom must be a financial expert. Rules subsequently promulgated by the Securities and Exchange Commission define the qualifications of a financial expert and specify December 31, 2003 as the date by which Audit Committees are expected to comply with the new membership requirement. The current Board of Trustees, including nominees for election at the annual meeting of shareholders on May 7, 2003, does not include a qualified financial expert. The Board of Trustees expects to add an additional trusteeship during 2003 and appoint a qualified financial expert to that position to serve until the 2004 annual shareholder meeting at which time his/her further service would be subject to approval by the shareholders of the Trust.

     Three trustees will be elected at the meeting, each for a term of three (3) years. They will serve until their successors are elected and qualified. Unless authority is withheld, the enclosed proxy will be voted in favor of electing as trustees:
John W. Adams, John I. Bradshaw, Jr. and Marvin L. Hackman. All three nominees are presently serving as trustees.

     In the event a nominee should become unavailable for election for any reason, which event is not expected to occur, the proxies will be voted for a substitute recommended by the Board of Trustees.

     The following table contains information with respect to the nominees:

                                                                   Shares of
                                                 Period During     the Trust
                                                  Which He Has   Beneficially
                          Principal Occupation    Served as a     Owned as of
Name and Address     Age  for Past Five Years       Trustee     March 31, 2003
_______________________________________________________________________________

John W. Adams(1)     54  Vice President           1996 to date   2,100  (0.12%)
Indianapolis, IN         Browning Investments, Inc.
                         Real estate development
                         Other Directorships:
                             None

John I.
  Bradshaw, Jr.(2)   72  President and CEO         1982 to date 96,753  (5.44%)
  Indianapolis, IN       Century Realty Trust
                         Other Directorships:
                             None

Marvin L. Hackman(1) 69  Partner, Hackman          2000 to date  5,000  (0.28%)
Indianapolis, IN         Hulett & Cracraft LLP
                         Attorneys at Law
                         Other Directorships:
                             None

(1) Shares, including shares acquirable within 60 days under exercisable stock options, are held with sole voting and investment power.

(2) John I. Bradshaw, Jr., is sole owner of 94,294 shares and shares voting and investment power with respect to 459 shares owned by his spouse and 2,000 shares owned by a trust for his sister.


                   INFORMATION RELATIVE TO MEMBERS OF THE BOARD
                   OF TRUSTEES WHOSE TERMS HAVE NOT YET EXPIRED


                                                Period During    Shares of
                                                 Which He Has    the Trust
                                                 Served As A    Beneficially
                         Principal Occupation      Trustee      Owned as of
Name and Address    Age  For Past Five Years    (term expires) March 31, 2003
_______________________________________________________________________________

John J. Dillon(1)   43   Businessman             2000 to date   22,128  (1.24%)
Indianapolis, IN         Self employed               (2004)
                         (Since March 1, 2003)

                         Chief Operating Officer
                         Standard Management Corp.
                         Financial services holding co.
                         (January, 2002 to March 1, 2003)

                         Businessman
                         Self employed
                         (August, 2000 to January, 2002)

                         Chief Administrative Officer
                         Analytical Surveys, Inc.
                         (July, 1997 to August, 2000)
                         Digital mapping

                         Other Directorships:
                            Indianapolis Bond Bank


Francis M. Hapak(2) 77   Real estate investor    1987 to date   76,605  (4.31%)
Indianapolis, IN         Self employed               (2005)
                         Other Directorships:
                            None

John A Wallace(3)   79   Real estate investor    1973 to date   16,500  (0.93%)
Indianapolis, IN         Self employed               (2005)
                         Other Directorships:
                            None

Murray R. Wise(4)   54   Chairman and CEO        2000 to date  122,650  (6.90%)
Naples, FL               Westchester Group, Inc.     (2004)
                         Agricultural investments
                         Other Directorships:
                            None

Trustees and Officers
 as a Group (7 persons)                                        341,736 (19.23%)

(1) John J. Dillon is sole owner of 2,688 shares and shares voting and investment power with respect to 19,440 shares owned by the Dillon Family Limited Partnership in which he is a limited partner.

(2) Francis M. Hapak is the sole owner of 38,392 shares and shares voting and investment power with respect to 38,213 shares owned by Charlotte H. Hapak, his wife.

(3) John A. Wallace is the sole owner of 15,000 shares and shares voting and investment power with respect to 1,500 shares owned by Brenda L. Wallace, his wife.

(4) Murray R. Wise is sole owner of 98,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 15,767 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership.
Total shares beneficially owned include 5,000 shares acquirable within 60 days under exercisable stock options.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain Trustees, Officers and share owners file with the Securities and Exchange Commission and the Trust an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of shares of the Trust.
Based solely on its review of such forms received by the Trust and written representation from those individuals that no other reports were required, the Trust is unaware of any instances of noncompliance or late compliance with such filings during the year ended December 31, 2002.


                           COMPENSATION OF TRUSTEES


     Each trustee, except the individual named in the "Summary Compensation Table", is paid $750 per quarter plus $300 for each meeting of the trustees attended by him. Members of the audit committee are each paid $300 for attendance at each meeting of the committee. In addition, Trustees are paid amounts, not in excess of $300 each day, for property inspections and special assignments. No additional compensation is paid to those trustees, other than John I. Bradshaw, Jr., who are also officers of the Trust. In 2002, under these arrangements, the Trust paid a total of $42,000 in trustee compensation to all trustees who, individually, were paid amounts ranging from $6,600 to $7,200.

     Except as set forth in the following schedules, no options, warrants, or rights of any kind were granted or exercised during 2002. No long term or deferred compensation arrangements have been awarded to any trustee, officer or employee of the Trust.


                              EXECUTIVE OFFICER

John I. Bradshaw, Jr. is the sole executive officer of the Trust. He has held the position of President and Chief
Executive Officer since 1982.

                               SUMMARY COMPENSATION TABLE

                                   Annual Compensation

                       _________________________________________    Long-term
                                                                  Compensation
                                                                  ____________
Name and                                                  Other      Awards
Principal                                                Compen-     ______
Position                Year    Salary($)    Bonus($)   sation($)   Options(#)
____________________    ____    _________    ________   ________    __________

John I. Bradshaw, Jr.   2002     99,000         -         2,686*         -
 President              2001     99,000         -         2,686*         -
 Chief Exec. Officer    2000     99,000         -         2,307*         -

*Compensation equivalent of club dues paid on behalf of named individual.


                     OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUE
                                                                  Value of
                                                                Unexercised
                                               Unexercised      In-The-Money
                                            Options at Fiscal Options at Fiscal
                Shares Acquired    Value       Year End(#)        Year End*
Name             On Exercise(#)  Realized   (All Exercisable) (All Exercisable)
____            _______________  ________   _________________ _________________

John J. Dillon         None        None          5,000             $10,250
Marvin L. Hackman      None        None          4,500             $ 9,225
Murray R. Wise         None        None          5,000             $10,250

*Value based on $12.30 per share, the closing price on December 31, 2002.


                       OTHER MANAGEMENT INFORMATION

     The Board of Trustees held twelve (12) scheduled meetings during 2002. Each of the Trustees attended 75% or more of those meetings and of meetings of the Audit Committee on which he serves.

     The Board of Trustees has a standing Audit Committee. Information regarding the functions performed by the committee, its membership, and the number of meetings held during 2002 is set fourth in the "Audit Committee Report" and the "Audit Committee Charter" included in this annual proxy statement. All of the members of the Audit Committee are independent (as defined in the Trust's Nasdaq listing requirements) of management of the Trust. The Board of Trustees has not designated standing nominating or compensation committees.


                           AUDIT COMMITTEE REPORT

	The audit committee oversees the Trust's financial reporting process on behalf of the board of trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.
In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

	The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Trust's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Trust including the matters in the written disclosures required by the Independence Standards Board.

	The committee discussed with the Trust's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Trust's internal controls, and the overall quality of the Trust's financial reporting. The committee held two meetings during 2002.

	In reliance on the reviews and discussions referred to above, the committee recommended to the board of trustees (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended
December 31, 2002 for filing with the Securities and Exchange
Commission. The committee recommended, and the board approved, the selection of the Trust's independent auditors.

John W. Adams, Audit Committee Member
Murray R. Wise, Audit Committee Member

March 6, 2003


                           AUDIT COMMITTEE CHARTER

Organization:

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of trustees. The committee shall be appointed by the board of trustees and shall comprise at least three trustees, each of whom is independent of management and the Trust. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Trust. All committee members shall be financially literate. (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

Statement of Policy:

The audit committee shall provide assistance to the board of trustees in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Trust's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Trust's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Trust. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Trust and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes:

The primary responsibility of the audit committee is to oversee the Trust's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Trust's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities
The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

* The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Trust's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Trust and the matters included in the written disclosures required by the Independence
    Standards Board. Annually, the committee shall review and recommend to the board the selection of the Trust's independent auditors.

* The committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Trust's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet with the independent auditors, with and without management present, to discuss the results of their examination.

* The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Trust's Quarterly Report on Form 10-Q.
    Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

* The committee shall review with management and the independent auditors the financial statements to be included in the Trust's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.


                                     AUDITORS

     The Board of Trustees appointed the firm of Ernst & Young LLP, as auditors for the Trust for the year ended December 31, 2002. This firm has previously audited the Trust's financial statements each year beginning with 1973. The Audit Committee approved all non-audit services before they were performed following specific consideration as to the possible effects of such services on the independence of the auditors. Following is a schedule of fees billed to the Trust and its subsidiaries by Ernst & Young during 2002 and 2001:

                                           2002        2001
                                         _______     _______
          Audit Fees                     $49,200     $46,250
          Audit-Related Fees               2,750        None
          Tax Fees                        27,800      55,155
          All Other Fees                    None        None


     A representative of Ernst & Young is expected to be present at the annual meeting of shareholders, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.


                           PROPOSALS OF SHAREHOLDERS

     Proposals by shareholders of Century Realty Trust which are intended to be presented at the 2004 annual meeting of shareholders must be received by the Secretary at the office of the Trust not later than November 30, 2003, for inclusion in the proxy statement for that meeting.


                                  ANNUAL REPORT

     The annual report for 2002, including audited financial statements for the year ended December 31, 2002, is included herewith as a separate enclosure, but is not incorporated herein by reference. A copy of the Annual Report to the Securities and Exchange Commission (Form 10K) for 2002 will be furnished free of charge to any shareholder upon written request to the Secretary at the office of the Trust.

                            BY ORDER OF THE TRUSTEES

                                               John W. Adams

                                                                Secretary

FORM OF PROXY (SIDE 1)

century
  realty             Proxy
    trust
      320 N. Meridian Street - Suite 823, Indianapolis, IN 46204

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Francis M. Hapak, John A. Wallace and Murray R. Wise, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Beneficial Interest of Century Realty Trust held of record by the undersigned on March 31, 2003 at the meeting of shareholders to be held on May 7, 2003 or any adjournment thereof.

    l. ELECTION OF TRUSTEES

           John W. Adams              ___FOR         ___VOTE WITHHELD

           John I. Bradshaw, Jr.      ___FOR         ___VOTE WITHHELD

           Marvin L. Hackman          ___FOR         ___VOTE WITHHELD


    2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
                 (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


FORM OF PROXY (SIDE 2)

  RECEIPT OF THE PROXY STATEMENT DATED MARCH 31, 2003, IS HEREBY ACKNOWLEDGED

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.

   THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

       (Label applied)
   --------------------------                         NUMBER OF SHARES
   Name
   Street address                                     ________________
   City, State, Zip Code
   Account No.  No. of Shares
   -------------------------- __________________________________________
DATED________________, 2003    Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY__________________________________________
USING THE ENCLOSED ENVELOPE.   Signature of Joint Owner (if applicable)